Item 5.  OTHER EVENTS.


                  Effective May 7, 2001, Russell J. David, Chief Operating Officer of the Company, ceased to be employed by the Company. No immediate replacement for Mr. David has been named.

                                   Signatures


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.


                                                THE HOCKEY COMPANY


                                            By: /S/  MATTHEW H. O'TOOLE
                                                ---------------------------
                                                Name:    Matthew H. O'Toole
                                                Title:   President


May 9, 2001